UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 18, 2024
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ALT5 SIGMA CORPORATION
(Exact Name of Registrant as Specified in Charter)
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Nevada	000-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 702-997-5968
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALTS	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 18, 2024, ALT5 Sigma Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) to vote on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 5, 2024. The final voting results for the matters submitted to a vote of stockholders were as follows:
Proposal No. 1 – Election of Directors
At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring on the date of the Annual Meeting in 2025 or until their respective successors are duly elected and qualified:

	Votes
Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Peter Tassiopoulos	6,821,915	6,353	1,389,265
Tony Isaac	6,552,537	275,731	1,389,265
Richard D. Butler, Jr.	6,214,881	613,387	1,389,265
Ron Pitters	6,821,783	6,485	1,389,265
Nael Hajjar	6,353,137	475,131	1,389,265
John Bitar	6,353,100	475,168	1,389,265
Proposal No. 2 – Approval of the 2024 Equity Incentive Plan
The Company’s stockholders approved the 2024 Equity Incentive Plan.

Votes
For	Against	Abstain	Broker Non-Votes
6,507,829	318,769	1,670	1,389,265
Proposal No. 3 – Ratification and Approval of President's Shares
The Company’s stockholders ratified and approved the issuance of 150,000 shares of common stock of the Company to the President of the Company.

Votes
For	Against	Abstain	Broker Non-Votes
6,098,857	329,431	399,980	1,389,265
Proposal No. 4 – Ratification of Independent Accounting Firm
The Company’s stockholders ratified the appointment of Hudgens CPA, PLLC as the Company’s independent registered public accounting firm for fiscal 2024.

Votes
For	Against	Abstain
8,070,568	145,854	1,111

Item 7.01. Regulation FD.
On December 18, 2024, the Company issued a press providing results of the Annual Meeting and a corporate update. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.
The information set forth under Item 7.01 of this Current Report on Form 8-K (this “Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release dated December 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALT5 Sigma Corporation

	By:	/s/ Peter Tassiopoulos
	Name:	Peter Tassiopoulos
	Title:	Chief Executive Officer

Dated: December 19, 2024